Exhibit 32.1

CERTIFICATION PURSUANT
TO 18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ISCO International, Inc. (the “Company”) on Form 10-Q for the fiscal period ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GORDON REICHARD, JR.
Gordon Reichard, Jr.
Chief Executive Officer
November 19, 2008

/s/ GARY BERGER
Gary Berger
Chief Financial Officer
November 19, 2008